[Transamerica Life Insurance Company Letterhead]

September 9, 2003

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Separate Account VA I

File No. 811-10147, CIK 0001114803

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA I, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual reports for the following underlying management investment companies: Federated Insurance Series, First American Insurance Portfolios, Inc. – Class IA and Putnam Variable Trust – Class IB Shares. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On August 28, 2003, Federated Insurance Series filed its semi-annual report with the Commission via EDGAR (CIK: 0000912577);

•	On September 8, 2003, First American Insurance Portfolios, Inc. filed its semi-annual report with the Commission via EDGAR (CIK: 0001101885); and

•	On August 27, 2003, Putnam Variable Trust filed its semi-annual report with the Commission via EDGAR (CIK: 0000822671).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

Transamerica Life Insurance Company

/s/ Darin D. Smith

Darin D. Smith

Assistant General Counsel

Financial Markets Group

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